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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                                   ----------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 27, 2000
                                                         --------------


                           EPICOR SOFTWARE CORPORATION
               (Exact name of Registrant as specified in charter)


               Delaware                   0-20740             33-0277592
     ----------------------------       ------------      ------------------
     (State or other jurisdiction       (Commission        (I.R.S. Employer
            of incorporation)           File Number)      Identification No.)


       195 Technology Drive, Irvine, California             92618
       ----------------------------------------          -----------
       (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code (949) 585-4000
                                                          --------------


                                 Not Applicable
         (Former name or former address, if changed, since last report)


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ITEM 5. OTHER EVENTS

     On April 27, 2000, Epicor Software Corporation announced financial results for its first quarter ending March 31, 2000.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) EXHIBITS.

     Exhibit Number

     Ex-99 Press Release dated April 27, 2000.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            EPICOR SOFTWARE CORPORATION


Date: April 28, 2000                        By  /s/ Perry Tarnofsky
                                              -----------------------
                                                Perry Tarnofsky
                                                Vice President


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                                  EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:

                                                                   Sequentially
Exhibit Number                                                    Numbered Page
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
 Ex.-99         Press Release dated April 27, 2000.                     5



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